SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549

                                 FORM 8-K

                              CURRENT REPORT
  Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                              June 1, 2016
                             Date of Report
                  (Date of Earliest Event Reported)

                         UNITY GLOBAL HOLDINGS LTD.
          (Exact Name of Registrant as Specified in its Charter)

                    JACKSON HILL ACQUISITION CORPORATION
           (Former Name of Registrant as Specified in its Charter)

 Delaware                      000-55563	       81-1014217
(State or other         (Commission File Number)     (IRS Employer
jurisdiction                                      Identification No.)
of incorporation)

                        9454 Wilshire Boulevard #610
                     Beverly Hills, California 90212
                (Address of Principal Executive Offices)

                               310-888-1870
           (Registrant's telephone number, including area code


      ITEM 5.03     Amendments to Articles of Incorporation

    The shareholders of the Corporation and the Board of Directors unanimously approved an amendment to the Company's certificate of incorporation increasing the authorized number of shares of common stock to 500,000,000. The number of non-designated preferred stock remains unchanged at 20,000,000.


                          SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.


                              UNITY GLOBAL HOLDINGS LTD.

Date: June 16, 2016
                             /s/ James Cassidy
                       		  President